                                                                    EXHIBIT 25.1


================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) [__]

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                       95-3571558
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

700 S. FLOWER STREET, 2ND FLOOR
LOS ANGELES, CALIFORNIA                                90017-4104
(Address of principal executive offices)               (Zip code)

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
                       100 ASHFORD CENTER NORTH, SUITE 520
                                ATLANTA, GA 30338
                              ATTN: STEFAN VICTORY
                                 (770) 698-5184
           (Name, address, and telephone number of agent for service)

                           ---------------------------

                                NOVELIS INC. (1)
               (Exact name of obligor as specified in its charter)

CANADA                                                 98-0442987
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

3399 PEACHTREE ROAD, NE, SUITE 1500
ATLANTA, GEORGIA                                       30326
(Address of principal executive offices)               (Zip code)

                           ---------------------------
                              SENIOR NOTES DUE 2015
                       (Title of the indenture securities)


(1) See Table 1 - List of Additional Obligors

================================================================================

                                     TABLE 1


                                            STATE OF                  PRIMARY STANDARD              IRS EMPLOYER
                                        INCORPORATION OR         INDUSTRIAL CLASSIFICATION         IDENTIFICATION
            GUARANTOR*                     FORMATION                      NUMBER                       NUMBER
----------------------------------  ------------------------  ------------------------------  -------------------------
       Novelis Corporation                   Texas                         3350                      41-2098321
       Eurofoil Inc. (USA)                  New York                       3350                      13-3783544
     Novelis PAE Corporation                Delaware                       3350                      36-4266108
Novelis Cast House Technology Ltd.           Canada                        3350                    Not Applicable
       4260848 Canada, Inc.                  Canada                        3350                    Not Applicable
       4260856 Canada, Inc.                  Canada                        3350                    Not Applicable
   Novelis Europe Holdings Ltd.          United Kingdom                    3350                    Not Applicable
         Novelis UK Ltd.                 United Kingdom                    3350                    Not Applicable
     Novelis do Brasil Ltda.                 Brazil                        3350                    Not Applicable
            Novelis AG                    Switzerland                      3350                    Not Applicable
     Novelis Switzerland S.A.             Switzerland                      3350                    Not Applicable
      Novelis Technology AG               Switzerland                      3350                    Not Applicable
Novelis Aluminium Holding Company           Ireland                        3350                    Not Applicable
     Novelis Deutschland GmbH               Germany                        3350                    Not Applicable

* Address and telephone number of principal executive offices are the same as those of Novelis Inc.

1. General information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.


-------------------------------------------------------------------------------------------------------------
                          NAME                                                       ADDRESS
-------------------------------------------------------------------------------------------------------------
        COMPTROLLER OF THE CURRENCY                                   WASHINGTON, D.C. 20219
        UNITED STATES DEPARTMENT OF THE TREASURY

        FEDERAL RESERVE BANK                                          ATLANTA, GEORGIA 30309

        FEDERAL DEPOSIT INSURANCE CORPORATION                         WASHINGTON, D.C. 20429

         (b)      Whether it is authorized to exercise corporate trust powers.

         YES.



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


2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-122050).

         2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-122050).

         3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-122050).

         4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-122050).

         6. The consent of the trustee required by Section 321(b) of the Act.

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                  [Remainder of Page Intentionally Left Blank]

                                    SIGNATURE


         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 29th day of July, 2005.




                                           THE BANK OF NEW YORK
                                           TRUST COMPANY, N.A.

                                           By: /s/ Stefan Victory
                                               ---------------------------------
                                           Name:  Stefan Victory
                                           Title: Vice President

                                                                       EXHIBIT 6


                             CONSENT OF THE TRUSTEE


Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, The Bank of New York Trust Company, N.A., hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                         THE BANK OF NEW YORK
                                         TRUST COMPANY, N.A.


                                         By: /s/  Stefan Victory
                                             -----------------------------------
                                             Name:  Stefan Victory
                                             Title: Vice President


Atlanta, Georgia
July 29th, 2005

                                                                       EXHIBIT 7


                      Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017


         At the close of business March 31, 2005, published in accordance with Federal regulatory authority instructions.

                                                                                      Dollar Amounts
                                                                                        in Thousands
ASSETS

Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin .........................          9,100
         Interest-bearing balances ..................................................              0

Securities:
         Held-to-maturity securities ................................................             75
         Available-for-sale securities ..............................................         57,298

Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold .........................................................         19,000
         Securities purchased under agreements to resell ............................         95,000

Loans and lease financing receivables:
         Loans and leases held for sale .............................................              0
         Loans and leases, net of unearned income ...................................              0
         LESS: Allowance for loan and lease losses ..................................              0
         Loans and leases, net of unearned income and allowance .....................              0

Trading assets ......................................................................              0
Premises and fixed assets (including capitalized leases) ............................          3,876
Other real estate owned .............................................................              0
Investments in unconsolidated subsidiaries and associated companies .................              0
Customers' liability to this bank on acceptances outstanding ........................              0

Intangible assets:
      Goodwill ......................................................................        240,005
      Other Intangible Assets .......................................................         17,839

Other assets ........................................................................         34,344
                                                                                          ----------

Total assets ........................................................................     $  476,537
                                                                                          ==========

LIABILITIES

Deposits:
         In domestic offices
         Noninterest-bearing ........................................................          7,502
         Interest-bearing ...........................................................              0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased ....................................................              0
         Securities sold under agreements to repurchase .............................              0
Trading liabilities .................................................................              0
Other borrowed money:
         (includes mortgage indebtedness and obligations under capitalized leases) ..         58,000
Not applicable
Bank's liability on acceptances executed and outstanding ............................              0
Subordinated notes and debentures ...................................................              0
Other liabilities ...................................................................         51,452
                                                                                          ----------

Total liabilities ...................................................................     $  116,954
                                                                                          ==========

Minority interest in consolidated subsidiaries ......................................              0

EQUITY CAPITAL

Perpetual preferred stock and related surplus .......................................              0
Common stock ........................................................................          1,000
Surplus .............................................................................        294,125
Retained earnings ...................................................................         64,622
Accumulated other comprehensive income ..............................................           (164)
                                                                                          ----------
Other equity capital components .....................................................              0
Total equity capital ................................................................     $  359,583
                                                                                          ----------
Total liabilities, minority interest, and equity capital ............................     $  476,537
                                                                                          ==========


         I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

         Thomas J. Mastro           )       Comptroller


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

         Richard G. Jackson         )
         Nicholas C. English        )       Directors
         Karen B. Shupenko          )



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